UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 28, 2004

MYLAN LABORATORIES INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-9114	25-1211621
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation)	Number)	Identification No.)

1500 Corporate Drive
Canonsburg, PA 15317
(Address of principal executive offices)

(724) 514-1800
(Registrant’s telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure.

     On June 28, 2004, Mylan Laboratories Inc. (“Mylan”) submitted to the U.S. Food and Drug Administration (“FDA”) a supplement to the citizens petition regarding authorized generics that Mylan had filed with the FDA on February 17, 2004. The supplement, a copy of which is attached hereto as Exhibit 99.1, asks for an immediate response from the FDA. The February 17, 2004 petition is also attached (as Exhibit 99.2), as is a copy of the lawsuit Mylan filed against the FDA in the U.S. District Court for the District of Columbia, as previously announced on June 23, 2004 (as Exhibit 99.3).

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
99.1	Supplement to Citizens Petition, dated June 28, 2004.
99.2	Citizens Petition, dated February 17, 2004.
99.3	Complaint and Request for Preliminary Declaratory and Injunctive Relief, and Memorandum in Support, dated June 24, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYLAN LABORATORIES INC.
Date: June 30, 2004	By:	/s/ Edward J. Borkowski
Edward J. Borkowski
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Supplement to Citizens Petition, dated June 28, 2004.
99.2	Citizens Petition, dated February 17, 2004.
99.3	Complaint and Request for Preliminary Declaratory and Injunctive Relief, and Memorandum in Support, dated June 24, 2004.